UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  October 28, 2008


                         FLEETWOOD ENTERPRISES, INC.
              (Exact Name of Registrant as Specified in its Charter)

Delaware                  1-7699                         95-1948322
(State or Other        (Commission File                (IRS Employer
Jurisdiction of            Number)                      Identification
Incorporation)                                          Number)


              3125 Myers Street, Riverside, California 92503-5527
                  (Address of Principal Executive Offices)

Registrant's telephone number, including area code: (951) 351-3500

                             Not Applicable
        (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard

    On October 28, 2008, Fleetwood Enterprises, Inc. (the "Company") received formal notification from NYSE Regulation, Inc. that it was not in compliance with the New York Stock Exchange ("NYSE") continued listing standard under
Section 802.01C of the NYSE Listed Company Manual, which requires that the average closing price of the Company's common stock trade at a minimum average closing price of $1.00 over a consecutive 30-trading day period for continued listing on the NYSE. The Company has six months, or until April 28, 2009, to regain compliance with this standard or it will be subject to suspension and delisting procedures. Compliance may be achieved if the Company brings its share price and average share price above $1.00. During this six-month cure period, and subject to compliance with the NYSE's other continued listing standards, the Company expects that its common stock will continue to be listed on the NYSE.

    The Company will notify NYSE Regulation, Inc. prior to November 11, 2008 of its intent to cure this non-compliance. The Company is pursuing various solutions to satisfy the continued listing standard, including successful completion of the recently announced exchange offer and the satisfactory resolution in December 2008 of any remaining repurchase obligations it may have with respect to its 5.00% Senior Subordinated Convertible Debentures. In addition, the Company will continue to pursue ongoing restructuring initiatives to improve operations and further reduce costs.

    On October 30, 2008, the Company issued a press release, referenced hereto as Exhibit 99.1, relating to, among other things, the matters described above.

Item 9.01   Financial Statements and Exhibits.

       (d)  Exhibits

            99.1 Press Release dated October 30, 2008 (incorporated herein by reference to Exhibit 99.1 to the Current Report on Form 8-K filed on October 30, 2008).


                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 3, 2008
                                   FLEETWOOD ENTERPRISES, INC.



                                   By: /s/ Leonard J. McGill
                                       --------------------------
                                      Leonard J. McGill
                                      Senior Vice President, Corporate
                                      Development, General Counsel and
                                      Secretary

Exhibit Number   Description of Exhibit

99.1	Press release dated October 30, 2008 (incorporated herein by reference to Exhibit 99.1 to the Current Report on Form 8-K filed on October 30, 2008.